                                                                  EXHIBIT 10.8

                            BEST AND FINAL PROPOSAL

                                      FOR:

                              GSA SUPPLY CONTRACT

                                 JUNE 13, 1997

                         SOLICITATION #: M3-QI-91 OSIII

SOLICITATION ISSUED BY: VA NATIONAL ACQUISITION CENTER (90N-M3), 1ST AVENUE, 1 BLOCK NORTH OF 22ND STREET, BUILDING 37, HINES, IL 60141

THIS PROPOSAL OR QUOTATION INCLUDES DATA THAT SHALL NOT BE DISCLOSED OUTSIDE THE GOVERNMENT AND SHALL NOT BE DUPLICATED, USED OR DISCLOSED-IN WHOLE OR IN PART-FOR ANY PURPOSE OTHER THAN TO EVALUATE THIS PROPOSAL OR QUOTATION. IF, HOWEVER, A CONTRACT IS AWARDED TO THIS OFFEROR OR QUOTER AS A RESULT OF OR IN CONNECTION WITH THE SUBMISSION OF THIS DATA, THE GOVERNMENT SHALL HAVE THE RIGHT TO DUPLICATE, USE, OR DISCLOSE THE DATA TO THE EXTENT PROVIDED IN THE RESULTING CONTRACT. THIS RESTRICTION DOES NOT LIMIT THE GOVERNMENT'S RIGHT TO USE INFORMATION CONTAINED IN THIS DATA IF IT IS OBTAINED FROM ANOTHER SOURCE WITHOUT RESTRICTION. THE DATA SUBJECT TO THIS RESTRICTION ARE CONTAINED IN SHEETS 1-41 AND THE ATTACHED EXHIBITS A-H REFERENCED IN THIS RFP RESPONSE.

QUANTITY DISCOUNT(S)

OmniCell is offering a flat discount off of the purchase and rental prices listed in Exhibit B REGARDLESS OF THE ORDER VOLUME.

- Both our supply and pharmacy automation products are offered to the Government at the same discount.

- The discount includes the discount offered in our original solicitation bid under Part IV-Representations and Instructions, Section M-Evaluation Factors for Award, Part B-Discount and Sales Information page 140.

-        NOTE: NET RENTAL AND PURCHASE PRICES ARE LISTED IN EXHIBIT D.

BASIC DISCOUNT(S)

NON-VALIDATION DISCOUNT

OmniCell is offering an additional net discount to individual facilities which choose to purchase the OmniCell system without a validation (i.e., free-use-period, trial, evaluation).

COMBINATION COMMITMENT DISCOUNT

Government facilities will receive an additional net discount by committing to buy OmniCell's supply and pharmacy system. If the facility has already installed OmniCell's supply or pharmacy system and chooses to install the other system, thee net discount will be awarded on a forward going basis once the member facility purchases the additional systems.

DISCOUNTS ON SERVICE

OmniCell does NOT normally discount service prices to customers. The following discounts are offered to government facilities off of the service list prices in EXHIBIT B.

-        NOTE: DISCOUNTED SERVICE PRICES ARE LISTED IN EXHIBIT E.

- EXTENDED SERVICE DISCOUNT: OmniCell offers a discount (rounded to nearest $5) off of the Extended Service list prices for all government facilities regardless of the volume of equipment ordered.

- BIO-MED TRAINING DISCOUNT: OmniCell Basic and Extended service list prices (12 month fixed price) will be discounted by _____ (rounded to nearest $5) if a government facility agrees to the following:

         1. Send a minimum of two Bio-reed personnel to OmniCell's headquarters for system administrator training.


                                       1.

         2. These two OmniCell trained personnel must be available to perform on-site maintenance services normally performed by OmniCell personnel. This will include all services that OmniCell is able to train hospital bio-med personnel to perform.

         3. The first call follow-up from the OmniCell help desk will go to the government facility's bio-med service personnel.

OmniCell will provide training in Palo Alto, California, for two bio-med personnel at no charge for the training class (normally a $1,000 per person fee). The government facility will pay the class fee for additional personnel. The government facility will pay for all travel and lodging expenses incurred by its personnel.

TEMPORARY PRICE REDUCTIONS (PROMOTIONS(S))

6 MONTH PROMOTIONAL DISCOUNT

Government facilities will receive an additional net promotional discount for the first 6 months after our GSA contract is executed.

DRAWER PROMOTIONAL PERIOD

We would like to offer the government a promotional period on the following pharmacy drawers. The promotional reduction to list price is available through September 30, 1997.

                                           CURRENT PRICE LIST             PROMO PRICE
Locking Drawer                                   $3,000                      $2,000
Return Drawer                                    $2,500                      $2,000
Sensing Drawer                                   $2,000                      $1,500

PROMPT PAYMENT DISCOUNT

OmniCell does not offer a prompt payment discount.

END OF CONTRACT-ADDITIONAL DISCOUNT (AGGREGATE)(1)

OmniCell does not offer any end of contract discount.

SMALL REQUIREMENT (MINIMUM ORDER)

There is no minimum order.


----------
(1) End of Contract Additional Discount, Solicitation Offer, Page 139, M3-Q1-91.


                                       2.

FOB POINT(2)

OmniCell will ship equipment to government facilities in the 48 contiguous States and the District of Columbia F.O.B destination as specified in the contract.

DELIVERY TIME(3)

Delivery time is 90 days After Receipt of Order (ARO).

EMERGENCY DELIVERY

OmniCell agrees with term "I-FSS-140-B, Urgent Requirements (Jan 1994), page 8 of Amendment 5" for emergency delivery purposes.

FOREIGN ITEMS(4)

NONE

RETURN/EXCHANGE GOODS POLICY

NONE

WARRANTY(5)

OmniCell offers all warranties and service through a renewable service agreement. The renewable service agreement covers defectives in workmanship or materials for the duration of the service term. The standard service term is 12 months. The service contract is renewed on an annual basis.

We are offering the Government a 12 month warranty period. Below are listed the terms from OmniCell's Master Service Agreement which constitute the one year warranty we are offering the Government. If a Government facility would like any of the other terms from the Master Service Agreement they must sign the optional Master Service Agreement and pay for the additional services at the GSA service prices. The warranty consists of terms (5) Installation, (7) Interfaces, (8) Training, and (10) Limited Warranties.

WARRANTY TERMS

         5. INSTALLATION. You agree to execute an OmniCell Installation Worksheet prior to any Equipment installation. We shall make reasonable commercial efforts to complete the installation of such Equipment in a timely manner upon receipt of confirmation that the Equipment has arrived at your location. Prior to arrival of the Equipment at your location, you agree to provide adequate space for the Equipment under conditions suitable to the proper functioning of the Equipment. In addition, you agree to provide clean commercial power including our specified Uninterrupted

----------
(2) FOB terms, Amendment 4, Page 10 and 11, M3-Q1-91.
(3) Order terms, Amendment 2, Page 2, M3-Q1-91.
(4) Manufacturing Facilities/Place of Performance, Solicitation Offer, Page 127, M3-Q 1-91.
(5) Warranty, Solicitation Offer, Page 138, M3-Q1-91.


                                       3.

                  Power Supply ("UPS") and the necessary communication cable (telephone extension cable and jack or Local Area Network ("LAN") connection and jack) to each location where the Equipment will be placed. You agree to provide a dedicated direct inward dial (DID) communication line for remote access for service ("RAS") at the location of the OmniCenter. If this dedicated R. AS line is not provided, service will be charged at twice the quoted monthly fee amount for the OmniCenter. We shall provide all installation personnel, tools, equipment, and material necessary to install the Equipment and will install it in a workmanlike manner.

         7. INTERFACES. You agree to provide service for your side of any Software or Hardware interfaces.

                  A. SOFTWARE AND SERVICE AT NO CHARGE. OmniCell agrees to provide the following initial interface Software and services at no charge to you within the first twelve
                           (12) months from the date of this Master Service Agreement.

                  I. ADT INTERFACE: We will provide at no charge, Software which will run on the OmniCell System and will receive Admitting, Discharge, Transfer ("ADT") messages from your ADT/Patient Management system. These ADT messages will be processed by the OmniCell System to update patient information in the OmniCell database. The format of the ADT interface messages, and the communications mechanism will be mutually agreed upon by us, the ADT/Patient Management system vendor, and you. Software installation, software set-up, and up to 20 hours of testing are included as part of our side of the ADT interface. We are not responsible for producing and transmitting ADT interface records from the ADT system. We are only responsible for receiving ADT interface records and processing the records on the OmniCell System. We are not responsible for development, installation, set-up, or testing of the ADT system side of the ADT interface.

                  II. PATIENT CHARGE INTERFACE: OmniCell will provide at no charge, Software which will run on the OmniCell System and will produce interface records for each chargeable transaction that occurs on the OmniCell System. These patient charge interface records will be transmitted to the Customer's Patient Accounting system in real-time, or as a daily batch. he format of the Patient Charge interface messages, and the communications mechanism will be mutually agreed upon by us, the Patient Accounting system vendor, and you. Software installation, software set-up, and up to 20 hours of testing are included as part of our side of the Patient Charge interface. We are not responsible for the processing of the Patient Charge interface records which occurs on the Patient Accounting system. We are not responsible for development, installation, set-up, or testing of the Patient Accounting system side of the Patient Charge interface.

                  III. SUPPLY INVENTORY REPLENISHMENT INTERFACE: We will provide at no charge, Software which will run on the OmniCell System and will produce interface records indicating the quantities of items that are required to replenish each OmniSupplier. These Supply Inventory Replenishment interface records will be transmitted to your Materials Management system in real-time, or in batches. The format of the Supply Inventory Replenishment interface messages, and the communications mechanism will be mutually agreed upon by us, the Materials Management system vendor, and you. Software installation, software set-up, and up to 30 hours of testing are included as part of our side of the Supply Inventor, Replenishment interface. We are not responsible for the processing of the Supply Inventory Replenishment interface records which occurs on the Materials Management system. We are not responsible for development, installation, set-up, or testing of the Materials Management system side of the Supply Inventory Replenishment interface.

                  IV. PHARMACY TRANSACTION CHARGES: OmniCell will provide at no charge. Software which will run on the OmniCell System and will produce interface records for each chargeable pharmacy transaction that occurs on the OmniCell System. These pharmacy patient


                                       4.

                           charge interface records will be transmitted to the Customer's Pharmacy system in real-time, or as a daily batch. The format of the Patient Charge interface messages, and the communications mechanism will be mutually agreed upon by us, the Pharmacy system vendor, and you. Software installation, software set-up, and up to 20 hours of testing are included as part of our side of the Pharmacy Patient Charge interface. We are not responsible for the processing of the Pharmacy Patient Charge interface records which occurs on the Pharmacy system. We are not responsible for development, installation, set-up, or testing of the Pharmacy system side of the Pharmacy Patient Charge interface.

                  B. CHARGEABLE SOFTWARE AND SERVICE: We will charge you for the following Software and services:

                  I. INTERFACE MODIFICATIONS: If you request changes to an interface after initial installation, testing, and your acceptance of that interface, a fee will be charged to you for those modifications. "Modifications" includes, but is not limited to: a) change in record format; b) change in communications mechanism; c) addition of new record types; and d) addition of new processing functionality.

                  II. ADDITIONAL INTERFACES: Any interfaces in addition to the ADT Interface, Patient Charge Interface, and Supply Inventory Replenishment Interface, and including initial interfaces not written within the first twelve (12) months described in Section A above will be charged to you at a rate of $5,000 per interface. The specifications for each interface will be mutually agreed upon by us, the vendor responsible for the other side of the interface, and you.

                  III. REPLACEMENT OF AN EXISTING INTERFACE: If an existing interface between the OmniCell System and one of your Hospital Information System ("HIS") systems must be replaced by a new interface, the implementation of the replacement interface will be charged to you at a rate of $5,000. The specifications for the replacement interface must be collectively agreed upon by us, the vendor responsible for the other side of the interface, and you.

         8. TRAINING. You agree to select, and we shall provide training in the management, maintenance and use of the Equipment to, one of your employees who is qualified to act as "System Administrator." The System Administrator is responsible for administering and managing the performance of the Equipment, including maintaining the files and monitoring the performance of the Equipment. The System Administrator shall be responsible for reviewing and evaluating all end-user requests for service and informing us of any problems which the System Administrator cannot resolve. We shall provide training at our Headquarters location for one System Administrator in the system management and use of the Equipment. We shall also provide reasonable end-user training for each location of Equipment. You agree to also select one of our employees as a back-up System Administrator.

                  MANDATORY TRAINING: Government facilities are required to have appropriate personnel participate in a week of training prior to the clinical use of the system. The "System Administrator Training Course" is held at OmniCell's headquarters in Palo Alto, California. Training must be completed prior to the clinical use of the system in order to enforce any warranty and indemnification claims. OmniCell will provide in-service and clinical training related to the Equipment ("Train the Trainer"). OmniCell will maintain a properly qualified training staff to provide such in-service and clinical training, and it shall be the responsibility of each Government Facility to ensure that its appropriate personnel attend and complete such training. Appropriate personnel must complete training prior to the clinical use of the system.

         10. LIMITED WARRANTIES. We hereby warrant that, if the Equipment is defective in workmanship or materials, or if the Software we provide is defective during the term of this Agreement, we shall repair or replace, at our option, the defective part, parts, Software, or Equipment, and you agree


                                       5.

                  that such repair or replacement shall be your sole remedy and recourse in the event of such defect. THE WARRANTY GRANTED HEREIN DOES NOT COVER ANY PRODUCTS THAT YOU MAY USE, CREATE, OR INSTALL THAT IS NOT PROVIDED BY US. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT, USE AND FITNESS FOR A PARTICULAR PURPOSE. THIS WARRANTY SHALL BE VOID AND OF NO FORCE OR EFFECT IF WE DETERMINE THAT ANY EQUIPMENT OR SOFTWARE DEFECT IS DUE TO YOUR MISUSE OR NEGLECT OR ANY UNAUTHORIZED REPAIRS OR TAMPERING WITH THE EQUIPMENT OR SOFTWARE.

INSTALLATION(6)

User manuals will be provided at the time of purchase in accordance with the contract terms. In addition, during the site visit, OmniCell personnel will meet with the healthcare facility's personnel to review the installation and training process. A summary of the installation requirements are listed below.

NOTE:  An installation procedure and checklist is attached in Exhibit G.

ELECTRICAL, COMMUNICATIONS AND DATA REQUIREMENTS

There are several facility requirements which must be met in order for the OmniCell System to be installed. During our site visit we will inspect each area to ensure that the necessary resources are available. A pre-installation checklist is attached for your review.

         /X/ ELECTRICAL REQUIREMENTS-Provide electrical service according to OmniCell's specifications of one outlet for each OmniSupplier control unit and auxiliary unit, and the OmniCenter site. The hospital is responsible for all electrical and cabling charges. All OmniSupplier control units and auxiliary units and OmniCenter computers use ll0VAC.

         /X/ TELEPHONE REQUIREMENTS-Provide telephone installation according to OmniCell's specifications of one telephone line per OmniSupplier site, and three (3) to five (5) telephone lines per OmniCenter XPC. The lines needed are as follows:

         1.   One DID (Direct inward dial)-to conduct Remote Diagnostics

         2. Analog phone lines to call the units. (In addition to the DID line)

An OmniCell Project Manager will consult with you to ensure that adequate phone lines are available.

         /X/ NETWORK REQUIREMENTS-OmniCell supports network connections between the OmniSuppliers and the OmniCenter XPC. For those customers planning to transfer to network connections, it is recommended that, if new phone wiring

----------
(6) Installation and Instruction, Solicitation Offer, page 139, M3-Q1-91.


                                       6.

                  is installed, Cat 5 wiring be used. Termination for the Cat 5 wiring may still be to non-EtherNet standards during the interim, but the Cat 5 wiring will accommodate the future network conversion. Alternatively, the customer may choose to provide both RJll phone jacks and RJ45 EtherNet jacks.

ENVIRONMENTAL REQUIREMENTS

         /X/ Provide appropriate clearances around each unit. Adequate air flow must not be blocked

         /X/ Provide a floor plan showing the location of where each OmniSupplier will be placed

         /X/      Regulate the temperature range from 50DEG. to 95DEG. F

         /X/      Maintain a humidity range of 08%-80% without condensation.

EQUIPMENT AND INVENTORY REQUIREMENTS

Provide a list of items, item IDs, charge IDs, predicted par levels, manufacturer name and number, unit of issue and unit of stock for each OmniSupplier location in one of the following file formats: Excel (.xls); Lotus 1-2-3 (.wk*); or database (.dbf)

         OR

Provide a Master Item list with predicted par levels, unit of issue and unit of stock for each OmniSupplier location in one of the following file formats: Excel (.xls); Lotus 1-2-3 (.wk*); or database (.dbf)

         /X/ Provide access to items that may require measuring, before configuration of the OmniSupplier.

         /X/ Gather the inventory items to be stocked in each OmniSupplier prior to the OmniSupplier's setup for in-service (normally 2-3 days prior to in-service.)

         /X/ Provide user IDs for personnel who will be using the System and identify each users System access level.

CONFIGURATION

Each OmniSupplier cabinet is custom built for the unique needs of each point-of-use area. In order to develop the cabinet configuration, we obtain PAR lists on disk for all proposed areas and conduct a configuration analysis using our proprietary JMAX technology and our database of the exact dimensions of tens of thousands of items. Our manufacturing process requires that each configuration is reviewed and signed off by hospital staff (i.e., Director of Materials, D/rector of Pharmacy, Director of Nursing) in order to build and ship the equipment.


                                       7.

The initial OmniSupplier configuration is provided with the purchase of the cabinet. Training is provided to allow hospital personnel to reconfigure OmniSupplier cabinets if required. Additional parts required for reconfigurations can be purchased from OmniCell using the part list in Exhibit
C. Any facility requesting reconfiguration services from OmniCell field support personnel will be charged the prevailing field service charge amount.

TRAINING(7)

Below are listed OmniCell's training policies for the Government. These are more favorable than those offered to commercial customers.

SYSTEM ADMINISTRATOR TRAINING

Due to the technical nature of the network environment, OmniCell requires that one person from the facility, who is familiar with systems, be appointed as a OmniCell System Administrator.

One System Administrator should be selected for each OmniCell system that is implemented-one for pharmacy and one for supply system. An additional System Administrator should also be selected for backup purposes. The System Administrators are responsible for working with OmniCell in learning basic troubleshooting and maintenance skills for the OmniCell System. These people should be comfortable with computers and have some knowledge of networks. All training courses are available to the System Administrator. All training courses are provided at OmniCell's headquarters in Palo Alto, CA.

TRAVEL AND EXPENSES

OmniCell will cover the expenses of the initial Government facility employees attending System Administrator Training.

         /X/ INITIAL GOVERNMENT EMPLOYEES: Each Government facility may send a maximum of two employees if either supply systems or pharmacy systems are purchased, or a maximum of four employees if BOTH supply AND pharmacy systems are purchased. The facility will cover all travel expenses for any additional trainees.

         /X/ TRAVEL ARRANGEMENTS: All travel arrangements must be made by OmniCell Technologies. Attendees are required to provide OmniCell with a 30 day notice of training attendance in order to schedule training and travel. Training and travel arrangements cannot be provided with less than the 30 day notice. All travel arrangements are non-refundable. If a Government employee cancels training attendance, OmniCell will cover the costs of canceled attendance and the Government employee will have to cover any future training and travel expenses.

----------
(7) Installation and Instruction, Solicitation Offer, page 139, Me-Q1-91.


                                       8.

LOCATION AND TRAINING

The actual course fee for the initial candidates (maximum of two or four) will be provided at no charge. Additional trainees must prepay the $1,000 training fee person and will pay all travel, lodging and miscellaneous expenses.

         /X/ SYSTEM ADMINISTRATOR TRAINING I: (System Administrator) The System Administrator Training course covers OmniCell Product Overview, Nurse Functions, Head Nurse Functions, Restock Functions, Data Entry Clerk Functions, Material Manager Functions, Reports Analysis, and "Train the Trainer" overview.

         /X/ SYSTEM ADMINISTRATOR TRAINING II: (System Administrator) The objectives of this course are as follows: participants will be able to identify all software and hardware components of the OmniCenter and OmniSupplier, be able to reconfigure an OmniSupplier, monitor all ADT, Inventory and Billing interfaces and perform first level trouble shooting if a problem occurs.

BIO-MED TRAINING

See "Discounts on Service" above for the discount available for participating in the Bio-Med Training program. The government facility must assist in scheduling BioMed's approval to operate the OmniCell system in the hospital. OmniCell suggests that a minimum of two OmniCell-trained Bio-med personnel be available to perform on-site maintenance services normally performed by OmniCell personnel. This will include all services that OmniCell is able to train Bio-med personnel to perform. The first call follow-up from the OmniCell help desk will go to Bio-med service personnel. OmniCell will provide training in Palo Alto, CA, for two Bio-med personnel at no charge for the training class (normally a $1,000 per person fee). Hospitals are responsible for all travel and lodging expenses incurred by its personnel.

TRAIN THE TRAINER PROGRAM

OmniCell employs a "train the trainer" program. All training provided to the facility staff will be provided to designated people by the healthcare institution who will train additional personnel throughout the installation of the system.

         /X/ ADDITIONAL SYSTEMS: As additional OmniSupplier cabinets are installed in the facility, the facility's trainers will provide training to ensure that nurses and restock personnel can operate the system.

         /X/ TRAINING VIDEOS: Training videos are provided with the acquisition of the system to assist with new employee training.

         /X/ TRAINING FOR SOFTWARE UPDATES: Software release notes are provided with the installation of software updates. These release notes are provided to the facility trainers so that they can educate users (i.e., nurses, restock personnel, etc.) on new features and functionality.


                                       9.

SERVICE AGREEMENT

OmniCell offers customers a choice of selecting from one of two service plans: the Basic Service Plan and the Extended Service Plan. Service levels provided under each plan are detailed below.

OmniCell's standard Service Agreement is attached.

BASIC SERVICE PLAN

The following details the important features of the Basic Service Plan:

-----------------------------------------------------------------------------------------------------------------------
BASIC SERVICE PLAN                                    DISABLED SYSTEM/HARDWARE OR SOFTWARE MALFUNCTION
-----------------------------------------------------------------------------------------------------------------------
Phone Support                                         24 hours/Day
                                                      7 Days/Week
-----------------------------------------------------------------------------------------------------------------------
Response Time                                         30 Minutes
         Phone:                                       (Monday-Friday 5AM - 6PM PST)
                                                      2 Hours
                                                      (Monday-Friday 6PM - 5AM PST & Saturday-Sunday)
-----------------------------------------------------------------------------------------------------------------------
         On-Site:                                     Within 24 Hours for Disabled System
                                                      Within 48 Hours for Hardware or Software Malfunction
-----------------------------------------------------------------------------------------------------------------------
On-Site Availability (if necessary)                   24 Hours/Day, 7 Days/Week for Disabled System
                                                       9AM - 5PM Monday-Friday for Hardware or Software Malfunction
-----------------------------------------------------------------------------------------------------------------------
Repair/Replacement Parts                              Included (Except in cases of equipment misuse)
-----------------------------------------------------------------------------------------------------------------------
Remote Software & Interface Diagnostics               Included
-----------------------------------------------------------------------------------------------------------------------
System Administrator Training                         Two training slots no-charge.  $1,000 per additional
                                                      attendee.  (Travel and expenses are included for two attendees only)
-----------------------------------------------------------------------------------------------------------------------

EXTENDED SERVICE PLAN

The following details the important features of the Extended Service Plan:

-----------------------------------------------------------------------------------------------------------------------
EXTENDED SERVICE PLAN                                   DISABLED SYSTEM/HARDWARE OR SOFTWARE MALFUNCTION
-----------------------------------------------------------------------------------------------------------------------
Phone Support                                           24 Hours/Day
                                                        7 Days/Week
-----------------------------------------------------------------------------------------------------------------------
Response Time                                           30 Minutes
         Phone:                                         (Monday-Friday 5AM - 6PM PST)
         On-Site:                                       Within 24 hours
-----------------------------------------------------------------------------------------------------------------------
On-Site Availability (if necessary)                     24 Hours/Day
                                                        7 Days/Week
-----------------------------------------------------------------------------------------------------------------------
Repair/Replacement Parts                                Included (Except in cases of equipment misuse)
-----------------------------------------------------------------------------------------------------------------------
Remote Software & Interface Diagnostics                 Included
-----------------------------------------------------------------------------------------------------------------------
Interface Support (ADT, Billing & Inventory)            Included
-----------------------------------------------------------------------------------------------------------------------
Backup Server                                           Included
-----------------------------------------------------------------------------------------------------------------------
Annual System Checkup                                   Included
-----------------------------------------------------------------------------------------------------------------------
Three Days - System Optimization Consulting             Included
-----------------------------------------------------------------------------------------------------------------------
System Administrator Training                           Two attendees at no charge per every 20 frames purchased
                                                        $1,000 per additional attendee.  (Travel and expenses are
                                                        included for two attendees only)
-----------------------------------------------------------------------------------------------------------------------


                                      10.

ADDITIONAL SERVICE

OmniCell provides the required personnel to install the OmniCell system. If the systems need to be reconfigured, modified or moved, OmniCell field personnel can assist for the applicable fee-based service charge listed below. The charts below list the type of items which will require a PO for completion by OmniCell:


-----------------------------------------------------------------------------------------------------------------------
SERVICE ITEM                                                               SERVICE ESTIMATE
-----------------------------------------------------------------------------------------------------------------------
Misuse of OmniSupplier Hardware (broken button bars, plexiglass, etc.)*    $675 minimum plus $150 per hour after
                                                                           four hours - Plus parts
-----------------------------------------------------------------------------------------------------------------------
Computer Damage Due to Customer Failure to Install UPS Protection for      $675 minimum plus $150 per hour after
OmniSupplier Units and OmniCenter Server (correct corrupt files, etc.)     four hours - Plus parts
-----------------------------------------------------------------------------------------------------------------------
Physically Move OmniSupplier Units or OmniCenter Server After Live Date    $675 minimum plus $150 per hour after
                                                                           four hours
-----------------------------------------------------------------------------------------------------------------------
Reconfiguration of OmniSupplier Units*                                     $675 minimum plus $150 per hour after
                                                                           four hours - Plus parts
-----------------------------------------------------------------------------------------------------------------------
Field Installation of Product Modules                                      $500 plus cost of product module
-----------------------------------------------------------------------------------------------------------------------
New Interface                                                              $5,000 to $20,000
-----------------------------------------------------------------------------------------------------------------------
Modification of Existing Interface Code                                    $1,000 to $3,000
-----------------------------------------------------------------------------------------------------------------------
Database Management*                                                       $675 minimum plus $150 per hour after
                                                                           four hours
-----------------------------------------------------------------------------------------------------------------------
Reconnecting OmniSupplier Units to Power or Communications*                $675 minimum plus $150 per hour after
                                                                           four hours
-----------------------------------------------------------------------------------------------------------------------
On-Site Performance of System Maintenance Due to Customer Failure to       $675 minimum plus $150 per hour after
Install a RAS Connection to the OmniCenter Server                          four hours - Plus parts
-----------------------------------------------------------------------------------------------------------------------

* The System Administrator(s) from your hospital have been trained by qualified OmniCell personnel to perform these Service Items.

ADDITIONAL AVAILABLE FEE-BASED SERVICES

-----------------------------------------------------------------------------------------------------------------------
FEE-BASED SERVICE                             MINIMUM 1/2 DAY CHARGE        ADDITIONAL CHARGE
-----------------------------------------------------------------------------------------------------------------------
Re-training                                   $675                          $150/hour after four hours
-----------------------------------------------------------------------------------------------------------------------
System Administrator Functions                $675                          $150/hour after four hours
-----------------------------------------------------------------------------------------------------------------------
Inventory Management Consulting               $1,250                        $2,000/Day
-----------------------------------------------------------------------------------------------------------------------
Backup Server (Included with Extended Plan)                                 $15,000 with $120/month service fee
-----------------------------------------------------------------------------------------------------------------------
Annual System Checkup (Included with                                        $1,200/OmniSupplier PC box
Extended Plan)
-----------------------------------------------------------------------------------------------------------------------
Three Days - System Optimization Consulting                                 $6,000
(Included with Extended Plan)
-----------------------------------------------------------------------------------------------------------------------

ACCEPTANCE OF GOVERNMENT CREDIT CARDS(8)

We elect not to accept the government commercial credit card for payment for supplied issued against the schedule contract.

----------
(8) Acceptance of Government Commercial Credit Card, Solicitation Offer, page 100, M3-Q1-91.


                                      11.

TRACKING CUSTOMER AND PRICE/DISCOUNT RELATIONSHIP

The customer designated as the "tracking customer" will be Premier. The government and OmniCell Technologies, Inc. agree that if during the course of this contract, for any sale under the Maximum Order (MO), the net price of any awarded item is reduced to Premier, then the government net price will be reduced proportionally.

SUMMARY-PREMIER OFFER FOR DUAL SUPPLY CONTRACT

For Premier, we will receive a supply only dual award where our products will be listed jointly with Baxter Healthcare Corp.'s pharmacy SureMed products. Customers will be able to buy OmniCell's pharmacy products, as we have added our pharmacy products to the contract at the same discount as the supply products.

1.   Award Type-Non-Exclusive Supply Contract

2.   Products Listed-Supply and Pharmacy products

3. Product Discount Application-same discounts are applied to pharmacy and supply products.

4.   Volume Discounts (Pharmacy and Supply Products)

     -    $0 to $200,000 = _____

     -    $200,001 to $1,000,000 = ______

     -    Volume over $1,000,000 = _____

5.   Non-Validation Discount

6. Combination Discount for Buying OmniCell Supply AND SureMed or OmniCell Pharmacy = _______

7. Exclusivity Discount = ______. This two percent net discount applies for Premier members with a minimum of three acute care hospitals who sign up to utilize OmniCell as its exclusive automation vendor. Since no part of the GSA contract is exclusive, this discount should not be used for the purposes of price comparison; however, we have illustrated both price comparison scenarios. The Government net price is lower than the net Premier pricing even with the exclusivity discount included.

8.   Service Discount = _____ on Bio-Med program only

9.   Warranty = none

10.  FOB = OmniCell (Customers pay shipping charges)

11.  Training Discount NONE


                                      12.

SUMMARY-GOVERNMENT OFFER FOR NON-EXCLUSIVE PHARMACY CONTRACT

For the Government, we make the offer to receive a non-exclusive pharmacy award. As with the Premier contract, customers will be able to buy both OmniCell's pharmacy and supply products, as we have listed both product lines on the contract. The same discounts will be applied to all pharmacy and supply products.

1.   Award Type-Non-Exclusive Pharmacy Contract

2.   Products Listed-Pharmacy and Supply products

3. Product Discount Application-same discounts are applied to pharmacy and supply products.

4.   Volume Discounts (Pharmacy and Supply Products)

     -    $0 to $200,000 = _____

     -    $200,001 to $1,000,000 = _____

     -    Volume over $1,000,000 = _____

5.   Non-Validation Discount = _____

6.   Combination Discount for Buying OmniCell pharmacy and supply = _____

7.   Promotional Discount for first 6 months of contract = _____

8.   Service Discounts

     -    _____ on Extended service prices

     -    _____ on Bio-Med program

9.   Warranty = one (1) year warranty is offered

10.  FOB = Destination

11. Training Discount: Two (2) System Administrators per supply or pharmacy system at no-charge, travel included (approximately a _____ discount, see calculation below).

CUMULATIVE DISCOUNT AND VALUE OF INCENTIVES

The net cumulative discount to the government and the value of all incentives is calculated below.

DISCOUNT (S) OFF PRICE LIST

The net discount resulting from the government discount and all incentive discounts is _____ off of OmniCell's commercial price list. This discount calculation does not take into account


                                      13.

1.   The 1 year of warranty not offered to other customers,

2.   No-charge for shipping,

3.   Discounts on service,

4.   Training Discounts.

                 ----------------------------------------------------------------------
                 Discount/Incentive                               Percent          Net
                 ----------------------------------------------------------------------
                 Government Discount                               ___%            ___%
                 ----------------------------------------------------------------------
                 Non-Validation Discount                           ___%            ___%
                 ----------------------------------------------------------------------
                 Combination Discount                              ___%            ___%
                 ----------------------------------------------------------------------
                 6 Month Promo Period                              ___%            ___%
                 ----------------------------------------------------------------------
                 Government Net Discount                           ___%            ___%
                 ----------------------------------------------------------------------

VALUE OF WARRANTY AS A DISCOUNT

The value of the warranty can be expressed as the value of each annual service contract. For example, the Basic Service price for a 3 Cell OmniSupplier is $_______ per month. The extended one year contract is ______. The total purchase price and extended one year service contract for a 3 Cell OmniSupplier is ____ plus _____ or _____. A one year no-charge warranty period represents _______ discount off of the total first year cost of the 3 Cell OmniSupplier.

VALUE OF SHIPPING AS A DISCOUNT

OmniCell will ship equipment to government facilities in the 48 contiguous States and the District of Columbia F.O.B destination as specified in the contract.(9)

The value of shipping can be expressed as a discount from the list price and shipping to any point in the 48 contiguous states. Our estimated shipping costs to different locations in the country are listed below. Shipping costs for units shipped individually and in truckloads are listed. The average shipping cost per cell is ________. A 3 Cell OmniSupplier would cost approximately $_____ to ship. The extended purchase and shipping cost of a 3 Cell is _______. By incurring the cost of shipping, OmniCell is effectively offering the government a ______ discount off of the 3 Cell OmniSupplier cost.

--------------------------------------------------------------------------------------------------------
                                               Approximate Cost Per   Approximate Cost Per
                                                Cell if Shipped in     Call if Shipped by
           Area                   Miles            Single Units            Truck Load           Average
--------------------------------------------------------------------------------------------------------
Los Angeles                        400                 $120                   $ 70                $ 95
--------------------------------------------------------------------------------------------------------
Denver                            1226                 $120                   $ 85                $103
--------------------------------------------------------------------------------------------------------
Chicago                           2155                 $125                   $115                $120
--------------------------------------------------------------------------------------------------------
New York                          2944                 S165                   $145                $155
--------------------------------------------------------------------------------------------------------
AVERAGE                                                                                           $118
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

----------
(9) 9 FOB terms Amendment 4. Page 10 and 11, M3-Q1-91.


                                      14.

VALUE OF T&E AS A DISCOUNT

The value of Travel and Expenses (T&E) for System Administrator training can be expressed as a discount from the total cost of the system. Our estimated costs of one attendee at a week long system administrator training class is ______ per attendee. The purchase price for an average sale of fifteen (15) are shown below cabinets (Supply _____ Pharmacy RX _____ and Combo _______). By incurring the cost of T&E, Omnicell is effectively offering the government a _______ to ___ discount off of the 3 Cell OmniSupplier net quote.

          ---------------------------------------------------------------------------------------
          T&E                                          SUPPLY            RX              COMBO
          ---------------------------------------------------------------------------------------
          People                                             2                2                4
          ---------------------------------------------------------------------------------------
          Cost                                       $   2,500         $  2,500        $   2,500
          ---------------------------------------------------------------------------------------
          Total                                      $   5,000         $  5,000        $  10,000
          ---------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------
          QUOTE                                      SUPPLY (1)        RX (2)          COMBO (3)
          ---------------------------------------------------------------------------------------
          Unit Price                                 $  21,000        $  29,000        $  41.000
          ---------------------------------------------------------------------------------------
          Average units/sale                                15               15               15
          ---------------------------------------------------------------------------------------
          Average Sale                               $ 315,000        $ 435,000        $ 615,000
          ---------------------------------------------------------------------------------------
          Volume                                         18.00%           18.00%           18.00%
          ---------------------------------------------------------------------------------------
          No Val                                          3.00%            3.00%            3.00%
          ---------------------------------------------------------------------------------------
          Combo                                           0.00%            0.00%            2.00%
          ---------------------------------------------------------------------------------------
          Promo                                           2.00%            2.00%            2.00%
          ---------------------------------------------------------------------------------------
          Total                                          22.05%           22.05%           23.61%
          ---------------------------------------------------------------------------------------
          Net Quote                                  $ 245,540        $ 339,079        $ 469,800
          ---------------------------------------------------------------------------------------
          T&E                                        $   5,000        $   5,000        $  10,000
          ---------------------------------------------------------------------------------------
          Quote net of T&E                           $ 250,540        $ 344,079        $ 479,800
          ---------------------------------------------------------------------------------------
          T&E Discount (%)                                2.00%            1.45%            2.08%
          ---------------------------------------------------------------------------------------
          ---------------------------------------------------------------------------------------

EQUIPMENT CONFIGURATION OF THE UNIT MODELS LISTED BY UNIT PRICE

(1)      3 Cell
(2)      1 Cell, 1 return drawer, 2 locking drawers, 6 sensing drawers
(3)      3 Cell, 1 return drawer, 2 locking drawers, 6 sensing drawers, RX
         Option

TOTAL DISCOUNT TO GOVERNMENT

The value of all discounts and incentives offered to the government is calculated below as a ______% discount off of the total cost, including annual service and shipping. The example below uses the 3 Cell OmniSupplier cabinet list price to illustrate the total discount to the Government.

               --------------------------------------------------------
               3 Cell List Price                            $    21,000
               --------------------------------------------------------
               Cost of annual service                       $       900
               --------------------------------------------------------
               Cost of shipping                             $       354
               --------------------------------------------------------
               Total 3 Cell List Cost                       $    22,254
               --------------------------------------------------------


                                      15.

               ---------------------------------------------------------------------
               Discount/Incentive                         Percent          Net Price
               ---------------------------------------------------------------------
               Government Discount                                   %  $
               ---------------------------------------------------------------------
               Non-Validation Discount                               %  $
               ---------------------------------------------------------------------
               Combo Discount                                        %  $
               ---------------------------------------------------------------------
               Promo Discount (6 mo.)                                %  $
               ---------------------------------------------------------------------
               Net Discount off Price List                           %  $
               ---------------------------------------------------------------------

               ---------------------------------------------------------------------
               Cost of annual service                       $
               ---------------------------------------------------------------------
               Cost of shipping                             $
               ---------------------------------------------------------------------
               Total Additional Cost                        $
               ---------------------------------------------------------------------
               ---------------------------------------------------------------------
               Net Price with Additional Costs              $
               ---------------------------------------------------------------------
               ---------------------------------------------------------------------
               VALUE OF WARRANTY AND SHIPPING AS A          $
               DISCOUNT
               ---------------------------------------------------------------------
               ---------------------------------------------------------------------
               TOTAL DISCOUNT TO THE GOVERNMENT             %
               ---------------------------------------------------------------------
               ---------------------------------------------------------------------

NET DISCOUNT MODELS

The below model calculates the net price to the Government and Premier given:
(1) discounts offered, (2) warranty, (3) shipping, and (4) travel and expenses for System Administrator Training.

Two models are shown: one with the Premier exclusivity discount included and one with the Premier exclusivity discount removed.

The chart below summarized the net discount off of the total cost of the system.

-------------------------------------------------------------------------------------------------------------
                                                With Premier Exclusivity          Without Premier Exclusivity
                                                        Discount                             Discount
-------------------------------------------------------------------------------------------------------------
Government                                                 %                                     %
-------------------------------------------------------------------------------------------------------------
Premier                                                    %                                     %
-------------------------------------------------------------------------------------------------------------
Discount Spread                                            %                                     %
-------------------------------------------------------------------------------------------------------------


                                      16.

DISCOUNT MODEL WITH PREMIER EXCLUSIVITY DISCOUNT

-----------------------------------------------------
3 CELL OMNISUPPLIER COST BREAK DOWN
-----------------------------------------------------
3 Cell OmniSupplier List                   $   21,000
-----------------------------------------------------
Annual Service                             $      900
-----------------------------------------------------
Shipping                                   $      354
-----------------------------------------------------
Total Cost                                 $   22,254
-----------------------------------------------------
Average units per sale                     $       15
-----------------------------------------------------
Extended Cost                              $  333,810
-----------------------------------------------------
-----------------------------------------------------


PREMIER MODEL - NON-EXCLUSIVE SUPPLY CONTRACT

---------------------------------------------------------------------------------------------------------------------
Purchase range                        < 200           Nets            200-1MM              Nets          Net Prices
---------------------------------------------------------------------------------------------------------------------
Volume disc.                                  %              %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
No validation                                 %              %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
Combo                                         %              %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
Exclusive Group                               %              %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
Over $1,000,000 additional discount                                                  OPEN
---------------------------------------------------------------------------------------------------------------------
Warranty Discount                    NONE                          NONE                                $
---------------------------------------------------------------------------------------------------------------------
Shipping Discount                    NONE                          NONE                                $
---------------------------------------------------------------------------------------------------------------------
3 Cell OmniSupplier Net Cost
---------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                    15
---------------------------------------------------------------------------------------------------------------------
T&E Cost for 2 people @ $2,500                                                                         $        5,000
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Extended Cost
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PREMIER DISCOUNT OFF OF TOTAL COST
---------------------------------------------------------------------------------------------------------------------


GOVERNMENT MODEL - NON-EXCLUSIVE PHARMACY CONTRACT
---------------------------------------------------------------------------------------------------------------------
Purchase range                        < 200           Nets            200-1MM              Nets          Net Prices
---------------------------------------------------------------------------------------------------------------------
Volume disc.                                                 %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
No validation                                                %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
Combo                                                        %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
Promotional Period                                           %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
Over $1,000,000 additional discount                                                  OPEN
---------------------------------------------------------------------------------------------------------------------
Warranty Discount                    NO-CHARGE                     NO-CHARGE                           $
---------------------------------------------------------------------------------------------------------------------
Shipping Discount                    NO-CHARGE                     NO-CHARGE                           $
---------------------------------------------------------------------------------------------------------------------
3 Cell OmniSupplier Net Cost                                                                           $
---------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                    15
---------------------------------------------------------------------------------------------------------------------
T&E Cost for 2 people @ $2,500                                  NO-CHARGE
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Extended Cost
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT DISCOUNT OFF TOTAL COST
---------------------------------------------------------------------------------------------------------------------
DISCOUNT DELTA
---------------------------------------------------------------------------------------------------------------------


                                      17.

DISCOUNT MODEL WITH PREMIER 2% EXCLUSIVITY DISCOUNT

3 CELL OMNISUPPLIER COST BREAK DOWN
-------------------------------------------------------
3 Cell OmniSupplier List                   $     21,000
-------------------------------------------------------
Annual Service                             $        900
-------------------------------------------------------
Shipping                                   $        354
-------------------------------------------------------
Total Cost                                 $     22,254
-------------------------------------------------------
Average units per sale                     $         15
-------------------------------------------------------
Extended Cost                              $    333,810
-------------------------------------------------------
-------------------------------------------------------

PREMIER MODEL - NON-EXCLUSIVE SUPPLY CONTRACT
---------------------------------------------------------------------------------------------------------------------
Purchase range                        < 200           Nets            200-1MM              Nets          Net Prices
---------------------------------------------------------------------------------------------------------------------
Volume disc.                                  %              %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
No validation                                 %              %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
Combo                                         %              %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
Exclusive Group                               %              %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
Over $1,000,000 additional discount                                                  OPEN
---------------------------------------------------------------------------------------------------------------------
Warranty Discount                    NONE                          NONE                                $
---------------------------------------------------------------------------------------------------------------------
Shipping Discount                    NONE                          NONE                                $
---------------------------------------------------------------------------------------------------------------------
3 Cell OmniSupplier Net Cost
---------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                    15
---------------------------------------------------------------------------------------------------------------------
T&E Cost for 2 people @ $2,500                                                                         $        5,000
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Extended Cost
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PREMIER DISCOUNT OFF OF TOTAL COST
---------------------------------------------------------------------------------------------------------------------


GOVERNMENT MODEL - NON-EXCLUSIVE PHARMACY CONTRACT
---------------------------------------------------------------------------------------------------------------------
Purchase range                        < 200           Nets            200-1MM              Nets          Net Prices
---------------------------------------------------------------------------------------------------------------------
Volume disc.                                                 %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
No validation                                                %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
Combo                                                        %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
Promotional Period                                           %                    %                 %  $
---------------------------------------------------------------------------------------------------------------------
Over $1,000,000 additional discount                                                  OPEN
---------------------------------------------------------------------------------------------------------------------
Warranty Discount                    NO-CHARGE                     NO-CHARGE                           $
---------------------------------------------------------------------------------------------------------------------
Shipping Discount                    NO-CHARGE                     NO-CHARGE                           $
---------------------------------------------------------------------------------------------------------------------
3 Cell OmniSupplier Net Cost                                                                           $
---------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                    15
---------------------------------------------------------------------------------------------------------------------
T&E Cost for 2 people @ $2,500                                     NO-CHARGE
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Extended Cost
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT DISCOUNT OFF TOTAL COST
---------------------------------------------------------------------------------------------------------------------
DISCOUNT DELTA
---------------------------------------------------------------------------------------------------------------------


                                      18.

OMNICELL CONTRACT TERM ADDITIONS

The following terms will be added to OmniCell's GSA contract. These terms are taken from the OmniCell Master Purchase Agreement and have been modified per prior discussions for inclusion in this contract.

PURCHASE TERMS

You agree to purchase from us certain equipment (hereinafter "Equipment") and to license from us the accompanying software (as herein defined) as more fully described on the attached Supplement to Master Purchase Agreement ("Supplement") which is incorporated herein and any subsequent Supplements entered into by you and us, on the terms and conditions set forth herein. You agree to pay to us the purchase price shown below for each unit of Equipment as set forth on each Supplement. For purposes of this Agreement, Equipment will also include all replacement parts for the Equipment which you may receive under the Master Service Agreement you have entered into with us in connection with this Agreement. All Equipment you order will be new unless otherwise noted as "used" or "reconditioned" on the relevant Supplement.

ADDITIONAL EQUIPMENT

If you would like to add OmniCell Equipment to your system, we shall send you a Supplement listing such additional Equipment ("Additional Equipment") and the purchase price per unit. Upon execution of the Supplement, we will deliver the Additional Equipment listed thereon in accordance with the terms of the FSS Contract. All terms of this FSS Contract shall apply to Additional Equipment listed on any mutually executed Supplement(s).

LOSS AND DAMAGE

You agree to assume and bear the entire risk of casualty, or damage to the equipment from any cause whatsoever from the date of delivery of the equipment to your premises. No casualty or damage shall relieve you from the obligation to make payment or to comply with any other obligation under this agreement.

LIMITATION OF LIABILITY

In no event shall OmniCell be liable for any indirect, incidental, special or consequential damages, including loss of profits, revenue, data or use, incurred by any of government facility or any third party, whether in an action in contract or tort, or based on a warranty.

OmniCell will guarantee a 95% cumulative up-time for all equipment in each Government facility. For each month that passes, where the 95% up-time is not maintained, OmniCell agrees to waive the service fees for one month.

For example, if a facility has 10 units installed, they would have 7,200 hours of operation in a thirty day month. If the facility has more that 360 hours (5%) of downtime (as calculated by the facility), the service fees for the entire installation would be waived for one month.


                                      19.

SOFTWARE

Subject to the terms of the Agreement, we grant to you the right to use one copy, only of any software provided to you by us relating to the operation, information storage and retrieval, record keeping, and communication of the Equipment (the "Software") only in the manner described in the written materials accompanying the Software and solely as installed on the Equipment in object code form. You agree not to use it in any other way. You agree that the structure and organization of the Software are valuable trade secrets of ours and agree to protect the Software as you would other confidential, copyrighted material. You understand and agree that we own the Software and any copies of it and that the Software is licensed to you only for your use in connection with the Equipment. You agree that you will neither modify, nor alter the Software, nor decompile, reverse engineer, disassemble or otherwise attempt to obtain the source code of the Software, or to encourage any third party to do so.

USE OF INFORMATION

You hereby grant to us an irrevocable, perpetual and royalty-free right and license to utilize the Equipment to collect information (the "Information") with regard to the use of the Equipment by you, including supply utilization, inventory management, and billing information, provided that we shall have no right to use any personal patient identifying information (such as name, address, telephone number, or social security number). Your hereby agree to grant to us an irrevocable, perpetual, royalty-free right and license to use the Information for any purpose. We agree to keep confidential the name of your hospital in connection with the Information unless otherwise agreed by us and you.

OTHER RIGHTS

You agree that any delay or failure to enforce our rights under this FSS Contract does not prevent us from enforcing any rights at a later time.

NOTICES

Any notices given under this Agreement shall be deemed received five (5) days after the date of mailing, one (1) day after dispatch by overnight courier service, or upon receipt if by hand delivery.

MANDATORY TRAINING

Government facilities are required to have appropriate personnel participate in a week of training prior to the clinical use of the system. The "System Administrator Training Course" is held at OmniCell's headquarters in Palo Alto, California. Training must be completed prior to the clinical use of the system in order to enforce any warranty and indemnification claims. OmniCell will provide in-service and clinical training related to the Equipment ("Train the Trainer"). OmniCell will maintain a properly qualified training staff to provide such in-service and clinical training, and it shall be the responsibility of each Government Facility to ensure that its appropriate personnel attend and complete such training. Appropriate personnel must complete training prior to the clinical use of the system.


                                      20.

BASIS FOR PRICE NEGOTIATIONS M-FSS-330(10)

               CERTIFICATE OF ESTABLISHED CATALOG OR MARKET PRICE

Offeror certifies that to the best of his knowledge and belief:

         1. The price(s) quoted in this proposal is based on established catalog or market prices of commercial items, as defined in FAR 15.804-3 ( c ), in effect on the date of the offer or on the dates of any revisions submitted during the course of negotiations.

         2. Substantial quantities of the items have been sold to the general public at such prices.

         3. All of the data (including sales data) submitted with this offer are accurate, complete, and current representations of actual transactions to the date when price negotiations are concluded.

NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER (type or print)


NAME:                               Sheldon Asher
-------------------------------------------------------------------------------

SIGNATURE:                          /s/ Sheldon Asher
-------------------------------------------------------------------------------

FIRM:                               OmniCell Technologies, Inc.
-------------------------------------------------------------------------------

DATE OF EXECUTION:                  June 13, 1997
-------------------------------------------------------------------------------

----------
(10) Solicitation Offer, page 136, M3-Q1-91.


                                      21.

REQUIREMENT FOR CERTIFICATION OF PROCUREMENT INTEGRITY 52.203-8(11)

                      Certificate of Procurement Integrity

(1) I, SHELDON ASHER (name of certifier), am the officer or employee responsible for the preparation of this offer bid and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certificate, I have no information concerning a violation or possible violation of subsection 27(a), (d), or (f) of the Office of Federal Procurement Policy Act, as amended (41 U.S.C 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement M3-Q1-91 (solicitation number).

(2) As required by subsection 27(e)(1)(B) of the Act, I further certify that, to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of OMNICELL TECHNOLOGIES, INC. (Name of Offeror) who has participated personally and substantially in the preparation or submission of this offer has certified that he or she is familiar with, and comply with, the requirements of subsection 27 (a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of Subsection 27(a), (b), (d) or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

(3) Violations or possible violations: (CONTINUE ON PLAIN BOND PAPER IF NECESSARY, AND LABEL CERTIFICATE OF PROCUREMENT INTEGRITY (CONTINUATION SHEET), ENTER NONE IF NONE EXISTS)

                                      NONE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(4) I agree that, if awarded a contract under this solicitation, the certifications required by subsection 27(e)(1)(B) of the Act shall be maintained in accordance with paragraph (1) of this provision.

(Signature of the officer or, employee responsible for the offer and date)

                                /s/ Sheldon Asher
--------------------------------------------------------------------------------

(Typed name of the officer or employee responsible for the offer)

                                  Sheldon Asher
--------------------------------------------------------------------------------

* Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAK1NG OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                             (End of Certification)

----------
(11) Amendment Four (4) page 50-52 of 59 or Amendment 2 Attachment A page 1 and 2


                                      22.

                                    EXHIBIT A
                        OMNICELL PRODUCT AND UL APPROVAL

------------------------------------------------------------------------------------------------------------
                                                                                       Nationally Recognized
                                                                                         Testing Laboratory
Product Category         Description                                      Model #         (NRTL) Approval
------------------------------------------------------------------------------------------------------------
Cabinets (1)             1 Cell (OS104)                                    OS104                 UL
                         -----------------------------------------------------------------------------------
                              1 Aux. (OX104)                               OX104                 UL
                         -----------------------------------------------------------------------------------
                         2 Cell (OS224)                                    OS224                 UL
                         -----------------------------------------------------------------------------------
                              2 Aux. (OX224)                               OX224                 UL
                         -----------------------------------------------------------------------------------
                         3 Cell (OS344)                                    OS344                 UL
                         -----------------------------------------------------------------------------------
                              3 Aux (OX344)                                OX344                 UL
                         -----------------------------------------------------------------------------------
                         4 Cell (OS448)                                    OS448                 UL
                         -----------------------------------------------------------------------------------
                         5 Cell (OS568)                                    OS568                 UL
                         -----------------------------------------------------------------------------------
                         6 Cell (OS688)                                    OS688                 UL
                         -----------------------------------------------------------------------------------
                         2 LOW Cell (OS176) (special order)                OS176         Est. July 31, 1997
                         -----------------------------------------------------------------------------------
                         Xpress (OS56) (special order)                     OS56          Est. July 31, 1998
                         -----------------------------------------------------------------------------------
                         Xpress (OS56-7)                                  OS56-7         Est. July 31, 1999
------------------------------------------------------------------------------------------------------------
Modules (2)              Supply Drawer (OSD24)                             OSD24                 UL
                         -----------------------------------------------------------------------------------
                         Cath  Rack (OCR48)                                OCR48            NOT REQUIRED
                         -----------------------------------------------------------------------------------
                         Suture Rack (OSR24)                               OSR24            NOT REQUIRED
                         -----------------------------------------------------------------------------------
                         Mag Card Reader (MCRIOO)                         MCRIOO            NOT REQUIRED
                         -----------------------------------------------------------------------------------
                         Locking Drawer (OLL12)                            OLL12            NOT REQUIRED
                         -----------------------------------------------------------------------------------
                         Sensing Drawer (OSL12)                            OSL12            NOT REQUIRED
                         -----------------------------------------------------------------------------------
                         Return Drawer(ORDIO)                              ORD10            NOT REQUIRED
                         -----------------------------------------------------------------------------------
                         Guiding Drawer (OGD24)                            OGD24            NOT REQUIRED
------------------------------------------------------------------------------------------------------------
Cabinet Options          OmniSupplier PLUS Option (OS2U)                   OS2U             NOT REQUIRED
                         -----------------------------------------------------------------------------------
                         OmniSupplier RX Option (OS-RXU)                  OS-RXU            NOT REQUIRED
                         -----------------------------------------------------------------------------------
                         MOV Option (OS-MOV)                              OS-MOV            NOT REQUIRED
                         -----------------------------------------------------------------------------------
                         OmniSuppIier Printer (OSP)                         OSP             NOT REQUIRED
------------------------------------------------------------------------------------------------------------
OmniCenter               OmniCenter (XPC100)                              XPC100                 UL
                         -----------------------------------------------------------------------------------
                         OmniCenter Supply Option (XPC-SP)                XPC-SP            NOT REQUIRED
                         -----------------------------------------------------------------------------------
                              OmniCenter RX Option (XPC-RX)               XPC-RX            NOT REQUIRED
                         -----------------------------------------------------------------------------------
                              OmniCenter Cath  Option (XPC-CL)            XPC-CL            NOT REQUIRED
                         -----------------------------------------------------------------------------------
                              OmniXpress Option (XTC-XP)                  XPC-XP            NOT REQUIRED
                         -----------------------------------------------------------------------------------
                         Transaction Processor (TPC 100)                  TPCl00                 UL
                         -----------------------------------------------------------------------------------
                         Network Workstation (NPC100)                     NPC100                 UL
                         -----------------------------------------------------------------------------------
                         Partner Processor (PPC 100)                      PPCl00                 UL
                         -----------------------------------------------------------------------------------
                         OmniSupplier PC Box (OSPC)                        OSPC             NOT REQUIRED
                         -----------------------------------------------------------------------------------
                         OmniSupplier Aux. Box (OSAX)                      OSAX             NOT REQUIRED
------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B
                         OMNICELL COMMERCIAL PRICE LIST


--------------------------------------------------------------------------------------------------------------------------
                                                                                      60 Month      Basic 12      Extended
                                                                         Purchase     Rental        Month         12 Month
Product Category   Description                           Model #           Price      (per mo.)      Service       Service
--------------------------------------------------------------------------------------------------------------------------
Cabinets (1)       1 Cell (OS 104)                       OS104         $   14,000   $      280    $       55    $      155
                   -------------------------------------------------------------------------------------------------------
                   1 Aux. (OX104)                        OX104         $   10,500   $      210    $       10    $      110
                   -------------------------------------------------------------------------------------------------------
                   2 Cell (OS224)                        OS224         $   16,000   $      320    $       65    $      165
                   -------------------------------------------------------------------------------------------------------
                   2 Aux. (OX224)                        OX224         $   12,000   $      240    $       20    $      120
                   -------------------------------------------------------------------------------------------------------
                   3 Cell (OS344)                        OS344         $   21,000   $      420    $       75    $      175
                   -------------------------------------------------------------------------------------------------------
                   3 Aux (OX344)                         OX344         $   18,000   $      360    $       30    $      130
                   -------------------------------------------------------------------------------------------------------
                   4 Cell (OS448)                        OS448         $   27,000   $      540    $       85    $      185
                   -------------------------------------------------------------------------------------------------------
                   5 Cell (OS568)                        OS568         $   32,000   $      640    $       95    $      195
                   -------------------------------------------------------------------------------------------------------
                   6 Cell (OS688)                        OS688         $   37,000   $      740    $      105    $      205
                   -------------------------------------------------------------------------------------------------------
                   2 LOW Cell (OS 176) (special  order)  OS176         $   17,600   $      352    $       75    $      175
                   -------------------------------------------------------------------------------------------------------
                   Xpress (OS56) (special order)         OS56          $    8,000   $      160    $       45    $      145
                   -------------------------------------------------------------------------------------------------------
                   Xpress (OS56-7)                       OS56-7        $    9,000   $      180    $       45    $      145
--------------------------------------------------------------------------------------------------------------------------
Modules (2)        Supply Drawer (OSD24)                 OSD24         $    2,000   $       40    $        5    $        5
                   -------------------------------------------------------------------------------------------------------
                   Cath Rack (OCR48)                     OCR48         $    5,000   $      100    $       15    $       15
                   -------------------------------------------------------------------------------------------------------
                   Suture Rack (OSR24)                   OSR24         $    5,000   $      100    $       15    $       15
                   -------------------------------------------------------------------------------------------------------
                   Mag  Card Reader (MCR 100)            MCRIOO        $    2,500   $       50    $        5    $        5
                   -------------------------------------------------------------------------------------------------------
                   Locking Drawer (OLL  12)              OLL12         $    3,000   $       60    $        5    $        5
                   -------------------------------------------------------------------------------------------------------
                   Sensing Drawer (OSL  12)              OSL12         $    2,000   $       40    $        5    $        5
                   -------------------------------------------------------------------------------------------------------
                   Return Drawer (ORD 10)                ORD10         $    2,500   $       50             5    $
                   -------------------------------------------------------------------------------------------------------
                   Guiding Drawer (OGD24)                OGD24         $    2,000   $       40    $        5    $        5
--------------------------------------------------------------------------------------------------------------------------
Cabinet Options    OmniSupplier PLUS Option (OS2U~       OS2U          $    2,000   $       40    $        5    $        5
                   -------------------------------------------------------------------------------------------------------
                   OmniSupplier RX Option (OS-RXU)       OS-RXU        $    5,000   $      100    $    -        $    -
                   -------------------------------------------------------------------------------------------------------
                   MOV Option (OS-MOV)                   OS-MOV        $    2,750   $       55    $    -        $    -
                   -------------------------------------------------------------------------------------------------------
                   OmniSupplier Printer (OSP)            OSP           $    3,000   $       60    $        5    $        5
--------------------------------------------------------------------------------------------------------------------------
OmniCenter         OmniCenter (XPC 100)                  XPC 100       $   20,000   $      400    $       80    $       80
                   -------------------------------------------------------------------------------------------------------
                   OmniCenter Supply Option (XPC-SP)     XPC-SP        $   10,000   $      200    $       40    $       40
                   -------------------------------------------------------------------------------------------------------
                   OmniCenter RX Option (XPC-RX)         XPC-RX        $   10,000   $      200    $       40    $       40
                   -------------------------------------------------------------------------------------------------------
                   OmniCenter Cath Option (XPC-CL)       XPC-CL        $    5,000   $      100    $       20    $       20
                   -------------------------------------------------------------------------------------------------------
                   OmniXpress Option (XPC-XP)            XPC-XP        $    3,500   $       70    $       10    $       10
                   -------------------------------------------------------------------------------------------------------
                   Transaction Processor (TPC 100)       TPCIOO        5   15,000   $      300    $       60    $       60
                   -------------------------------------------------------------------------------------------------------
                   Network Workstation (NPC 100)         NPC  100      $   20,000   $      400    $       80    $       so
                   -------------------------------------------------------------------------------------------------------
                   Partner Processor (PPC 100)           PPCIOO        $   15,000   $      300    $       60    $       60
                   -------------------------------------------------------------------------------------------------------
                   OmniSupplier PC Box (OSPC)            OSPC          $    5,000   $      100    $       25    $       25
                   -------------------------------------------------------------------------------------------------------
                   OmniSupplier Aux. Box (OSAX)          OSAX          $    1,500   $       30    $       10    $       10
--------------------------------------------------------------------------------------------------------------------------

PRICE LIST FOOTNOTES

(1) 4 Cell, 5 Cell and 6 Cell cabinets are sold factory shipped and bundled. Auxiliary units ordered for installed units, will be priced using the auxiliary prices. The standard bundled configurations are:

                      * 4 Cell = 2 Cell + 2 Cell Auxiliary
                      * 5 Cell = 3 Cell + 2 Cell Auxiliary
                      * 6 Cell = 3 Cell + 3 Cell Auxiliary

(2)      Prices for modules are factory installed.
         Modules sold for installation in the field will incur a $500 field installation charge.
         This charge can be added to the purchase price or a $12 charge can be added to the 60 month rental price.

                                    EXHIBIT C
                         OMNICELL COMMERCIAL PARTS LIST

---------------------------------------------------------------------------------------------
                                                                     OmniCell       Omnicell
Category     Part                                         Quantity  Part Number      Price
---------------------------------------------------------------------------------------------
Drawer       Drawer Bin                                      1                   $      15.00
             --------------------------------------------------------------------------------
             Full high drawer partition                      1                   $       2.50
             --------------------------------------------------------------------------------
             Half high drawer partition                      1                   $       1.50
---------------------------------------------------------------------------------------------
Labels       Shelf Labels (#5667)                          sheet      95-3000    $       2.50
             --------------------------------------------------------------------------------
             Cath Rack Front Labels (#5663)                sheet      95-3018    $       2.50
             --------------------------------------------------------------------------------
             Cath Rack Button Labels                       sheet      65-3007    $       5.00
---------------------------------------------------------------------------------------------
Shelf        Shelf (wire grill)                              1        54-3001    $      50.00
             --------------------------------------------------------------------------------
             Switch Panel Assembly (4 parts)                 1                   $     175.00
             --------------------------------------------------------------------------------
             OS Switch Panel                                 1        71-3000    $     125.00
             --------------------------------------------------------------------------------
             CL Rack Switch Panel                            1        71-3002    $     175.00
             --------------------------------------------------------------------------------
             Shelf Clip                                      1        57-3001    $       5.00
             --------------------------------------------------------------------------------
             Single High Shelf Divider                       1        57-3008    $      10.00
             --------------------------------------------------------------------------------
             Double High Shelf Divider                       1        57-3009    $      15.00
             --------------------------------------------------------------------------------
             Triple High Shelf Divider                       1        56-3014    $      30.00
             --------------------------------------------------------------------------------
             Each Labels (each)                              1        65-3003    $       0.10
             --------------------------------------------------------------------------------
             Box Labels (each)                               1        65-3004    $       0.10
             --------------------------------------------------------------------------------
             Button Covers                              sheet of 15   65-3002    $       5.00
             --------------------------------------------------------------------------------
             Single Wide Suture Tray                         1        57-3000    $       8.00
             --------------------------------------------------------------------------------
             Double Wide Suture Tray                         1        90-6003    $      25.00
             --------------------------------------------------------------------------------
             Can Dispenser                                   1        54-3004    $      80.00
             --------------------------------------------------------------------------------
             Scrub Sack                                      1        90-6008    $     100.00
---------------------------------------------------------------------------------------------
Frame        Seismic Restraint Kit                           1           -       $     500.00
             --------------------------------------------------------------------------------
             UPS Mount                                       1        53-2052    $     100.00
---------------------------------------------------------------------------------------------
Doors        Full cell door                                  1        11-4108    $   1,000.00
             --------------------------------------------------------------------------------
             PC door                                         1        11-4102    $     500.00
             --------------------------------------------------------------------------------
             One third door                                  1        11-4101    $     500.00
             --------------------------------------------------------------------------------
             Two third door                                  1        11-4100    $     750.00
             --------------------------------------------------------------------------------
             Panel, Cell Divider, Opaque, Omni2              1      6-2029 Rev   $     750.00
             --------------------------------------------------------------------------------
             Panel, Door, Full High, Opaque, Omni2           1      6-4017 Rev   $   1,000.00
             --------------------------------------------------------------------------------
             Panel, Door, 2/3 High, Opaque, Omni2            1      6-4018 Rev   $     750.00
             --------------------------------------------------------------------------------
             Panel, Door, PC Box, Opaque, Omni2              1      6-4019 Rev   $     500.00
---------------------------------------------------------------------------------------------
Computer     Laser Printer Cartridge (Lexmark)               1        70-0017    $     250.00
             --------------------------------------------------------------------------------
             Toner Cartridge (2000 Okidata)                  1        70-0034    $      50.00
             --------------------------------------------------------------------------------
             Okidata Printer Drum                            1        70-0044    $     250.00
             --------------------------------------------------------------------------------
             Backup tapes                                    1        70-0016    $      25.00
             --------------------------------------------------------------------------------
             Additional Paper Tray                           1        70-0012    $     400.00
             --------------------------------------------------------------------------------
             Pharmacy Printer thermal paper                  1        95-6015    $       5.00
             --------------------------------------------------------------------------------
             Lexmark  Printer                                1        70-0010    $   1,300.00
             --------------------------------------------------------------------------------
             Server Cart                                     1        70-0001    $     500.00
---------------------------------------------------------------------------------------------
Training     Supply Nurse Training Video                     1        63-0001    $      20.00
             --------------------------------------------------------------------------------
             Supply Restock Training Video                   1        63-0000    $      20.00
             --------------------------------------------------------------------------------
             Pharmacy Training Video                         1        63-0002    $      20.00
             --------------------------------------------------------------------------------
             OmniSupplier User Guide                         1        60-0010    $      10.00
             --------------------------------------------------------------------------------
             OmniCenter User Guide                           1        60-0009    $      20.00
             --------------------------------------------------------------------------------
             Pharmacy Flip Guide                             1        60-0011    $      15.00
             --------------------------------------------------------------------------------
             Implementation Guide                            1                   $      20.00
             --------------------------------------------------------------------------------
             Reports Booklet                                 1                   $      20.00
---------------------------------------------------------------------------------------------
UPS (1)
             APC #BP280                                      1        74-0000    $     275.00
             --------------------------------------------------------------------------------

             Medical Grade -APC BK45OX-06                    1        74-0001    $     350 00
             --------------------------------------------------------------------------------
             Graybar Electronic-PBX                          1        70-0014    $   1,000.00
---------------------------------------------------------------------------------------------

       *SHIPPING AND HANDLING CHARGES ARE PREPAID AND ADDED TO THE INVOICE

(1) UPS purchased in volume from OmniCell use $275 price. Validation UPS or volume purchases from Preferred Vendor use $175 price.

                                    EXHIBIT D
                     OMNICELL GOVERNMENT NET PURCHASE PRICES


                                                  Government Discount
          Discounts                               Non-Validation Discount
                                                  Combination Discount
                                                  6 Month Promo Period
                                                  Net Discount



-----------------------------------------------------------------------------------
                                                                         Purchase
Product Category       Description                           Model #       Price
-----------------------------------------------------------------------------------
Cabinets (1)           1 Cell (OS 104)                        OS104     $    14,000
                       ------------------------------------------------------------
                          1 Aux. (OX104)                      OX104     $    10,500
                       ------------------------------------------------------------
                       2 Cell (OS224)                         OS224     $    16,000
                       ------------------------------------------------------------
                          2 Aux. (OX224)                      OX224     $    12,000
                       ------------------------------------------------------------
                       3 Cell (OS344)                         OS344     $    21,000
                       ------------------------------------------------------------
                          3 Aux (OX344)                       OX344     $    18,000
                       ------------------------------------------------------------
                       4 Cell (OS448)                         OS449     $    27,000
                       ------------------------------------------------------------
                       5 Cell (OS568)                         OS568     $    32,000
                       ------------------------------------------------------------
                       6 Cell (OS688)                         OS688     $    37,000
                       ------------------------------------------------------------
                          2 LOW Cell (OS176) (special         OS176     $    17,600
                          order)
                       ------------------------------------------------------------
                       Xpress (OS56) (special order)          OS56      $     8,000
                       ------------------------------------------------------------
                       Xpress (OS56-7)                       OS56-7     $     9,000
-----------------------------------------------------------------------------------
Modules (2)            Supply Drawer (OSD24)                  OSD24     $     2,000
                       ------------------------------------------------------------
                       Cath Rack (OCR48)                      OCR48     $     5,000
                       ------------------------------------------------------------
                       Suture Rack (OSR24)                    OSR24     $     5,000
                       ------------------------------------------------------------
                       Mag Card Reader (MCR100)              MCRI00     $     2,500
                       ------------------------------------------------------------
                       Locking Drawer (OLL12)                 OLL12     $     3,000
                       ------------------------------------------------------------
                       Sensing Drawer (OSL12)                 OSL12     $     2,000
                       ------------------------------------------------------------
                       Return Drawer (ORD10)                  ORD10     $     2,500
                       ------------------------------------------------------------
                       Guiding Drawer (OGD24)                 OGD24     $     2,000
-----------------------------------------------------------------------------------
Cabinet Options        OmniSupplier PLUS Option (OS2U)        OS2U      $     2,000
                       ------------------------------------------------------------
                       OmniSupplier RX Option (OS-RXU)       OS-RXU     $     5,000
                       ------------------------------------------------------------
                       MOV Option (OS-MOV)                   OS-MOV     $     2,750
                       ------------------------------------------------------------
                       OmniSupplier Printer (OSP)              OSP      $     3,000
-----------------------------------------------------------------------------------
OmniCenter             OmniCenter (XPC100)                   XPC100     $    20,000
                       ------------------------------------------------------------
                          OmniCenter Supply Option           XPC-SP     $    10,000
                          (XPC-SP)
                       ------------------------------------------------------------
                          OmniCenter RX Option (XPC-RX)      XPC-RX     $    10,000
                       ------------------------------------------------------------
                          OmniCenter Cath Option (XPC-CL)    XPC-CL     $     5,000
                       ------------------------------------------------------------
                          OmniXpress Option (XPC-XP)         XPC-XP     $     3,500
                       ------------------------------------------------------------
                       Transaction Processor (TPC IGO)       TPC100     $    15,000
                       ------------------------------------------------------------
                       Network Workstation (NPC 100)         NPC100     $    20,000
                       ------------------------------------------------------------
                       Partner Processor (PPC 100)           PPC100     $    15,000
                       ------------------------------------------------------------
                       OmniSupplier PC Box (OSPC)             OSPC      $     5.000
                       ------------------------------------------------------------
                       OmniSupplier Aux. Box (OSAX)           OSAX      $     1,500
-----------------------------------------------------------------------------------

PRICE LIST FOOTNOTES

(1) 4 Cell, 5 Cell and 6 Cell cabinets are sold factory shipped and bundled. Auxiliary units ordered for installed units will be priced using the auxiliary prices. The standard bundled configurations are:
                         * 4 Cell = 2 Cell + 2 Cell Auxiliary
                         * 5 Cell = 3 Cell + 2 Cell Auxiliary
                         * 6 Cell = 3 Cell + 3 Cell Auxiliary

(2)      Prices for modules are factory installed.
         Modules sold for installation in the field %% ill incur a $500 field installation charge.
         This charge can be added to the purchase price or a $12 charge can be added to the 60 month rental price.

                   OMNICELL GOVERNMENT 60 MONTH RENTAL PRICES


                                                  Government Discount
     Discounts                                    Non-Validation Discount
                                                  Combination Discount
                                                  6 Month Promo Period
                                                  Net Discount

-----------------------------------------------------------------------------------
                                                                         60 Month
                                                                          Rental
Product Category        Description                         Model #     (per mo.)
-----------------------------------------------------------------------------------
Cabinets                1 Cell (OS104)                       OS104      $       280
                       ------------------------------------------------------------
                           1 Aux. (OX104)                    OX104      $       210
                       ------------------------------------------------------------
                        2 Cell (OS224)                       OS224      $       320
                       ------------------------------------------------------------
                           2 Aux (OX224)                     OX224      $       240
                       ------------------------------------------------------------
                        3 Cell (OS344)                       OS344      $       420
                       ------------------------------------------------------------
                           3 Aux (OX344)                     OX344      $       360
                       ------------------------------------------------------------
                        4 Cell (OS448)                       OS448      $       540
                       ------------------------------------------------------------
                        5 Cell (OS568)                       OS568      $       640
                       ------------------------------------------------------------
                        6 Cell (OS688)                       OS688      $       740
                       ------------------------------------------------------------
                           2 LOW Cell (OS176) (special       OS176      $       352
                           order)
                       ------------------------------------------------------------
                        Xpress (OS56) (special order)         OS56      $       160
                       ------------------------------------------------------------
                        Xpress (OS56-7)                      OS56-7     $       180
-----------------------------------------------------------------------------------
Modules (2)             Supply Drawer (OSD24)                OSD24      $        40
                       ------------------------------------------------------------
                        Cath Rack (OCR48)                    OCR48      $       100
                       ------------------------------------------------------------
                        Suture Rack (OSR24)                  OSR24      $       100
                       ------------------------------------------------------------
                        Mag Card Reader (MCR100)            MICRI00     $        50
                       ------------------------------------------------------------
                        Locking Drawer (OLL12)               OLL12      $        60
                       ------------------------------------------------------------
                        Sensing Drawer (OSL12)               OSL12      $        40
                       ------------------------------------------------------------
                        Return Drawer (ORD10)                ORD10      $        50
                       ------------------------------------------------------------
                        Guiding Drawer (OGD24)               OGD24      $        40
-----------------------------------------------------------------------------------
Cabinet Options         OmniSupplier PLUS Option (OS2U)       OS2U      $        40
                       ------------------------------------------------------------
                        OmniSupplier RX Option (OS-RXU)      OS-RXU     $       100
                       ------------------------------------------------------------
                        MOV Option (OS-MOV)                  OS-MOV     $        55
                       ------------------------------------------------------------
                        OmniSupplier Printer (OSP)            OSP       $        60
-----------------------------------------------------------------------------------
OmniCenter              OmniCenter (XPC100)                  XPCl00     $       400
                       ------------------------------------------------------------
                           OmniCenter Supply Option          XPC-SP     $       200
                           (XPC-SP)
                       ------------------------------------------------------------
                           OmniCenter RX Option (XPC-RX)     XPC-RX     $       200
                       ------------------------------------------------------------
                           OmniCenter Cath Option            XPC-CL     $       100
                           (XPC-CL)
                       ------------------------------------------------------------
                           OmniXpress Option (XPC-XP)        XPC-XP     $        70
                       ------------------------------------------------------------
                        Transaction Processor (TPC 100)      TPC100     $       300
                       ------------------------------------------------------------
                        Network Workstation (NPC 100)        NPC100     $       400
                       ------------------------------------------------------------
                        Partner Processor (PPC 100)          PPC100     $        00
                       ------------------------------------------------------------
                        OmniSupplier PC Box (OSPC)            OSPC      $       100
                       ------------------------------------------------------------
                        OmniSupplier Aux, Box (OSAX)          OSAX      $        30
-----------------------------------------------------------------------------------

PRICE LIST FOOTNOTES

(1) 4 Cell, 5 Cell and 6 Cell cabinets are sold factory shipped and bundled. Auxiliary units ordered for installed units will be priced using the auxiliary prices. The standard bundled configurations are:
                         * 4 Cell = 2 Cell + 2 Cell Auxiliary
                         * 5 Cell = 3 Cell + 2 Cell Auxiliary
                         * 6 Cell = 3 Cell + 3 Cell Auxiliary

(2)      Prices for modules are factory installed.
         Modules sold for installation in the field %% ill incur a $500 field installation charge.
         This charge can be added to the purchase price or a $12 charge can be added to the 60 month rental price.

                                    EXHIBIT E
                     OMNICELL GOVERNMENT NET SERVICE PRICES

------------------------------------------------------------------------------------------------------------------------
                                                                  Government   Government     Basic 12
                                                                   Basic 12    Extended 12      Month      Extended 12
                                                                     Month     Month           Bio-Med    Month Bio-Med
Product Category    Description                       Model #       Service    Service         Service       Service
------------------------------------------------------------------------------------------------------------------------
Cabinets (1)        1 Cell (OS104)                    OS104      $          55 $        145 $          45 $          130
                    ----------------------------------------------------------------------------------------------------
                      1 Aux. (OX104)                  OX104      $          10 $        105 $          10 $           95
                    ----------------------------------------------------------------------------------------------------
                    2 Cell (OS224)                    OS224      $          65 $        155 $          55 $          140
                    ----------------------------------------------------------------------------------------------------
                      2 Aux (OX224)                   OX224      $          20 $        115 $          15 $          100
                    ----------------------------------------------------------------------------------------------------
                    3 Cell (OS344)                    OS344      $          75 $        165 $          65 $          150
                    ----------------------------------------------------------------------------------------------------
                      3 Aux (OX344)                   OX344      $          30 $        125 $          25 $          110
                    ----------------------------------------------------------------------------------------------------
                    Cell (OS448)                      OS448      $          85 $        175 $          70 $          155
                    ----------------------------------------------------------------------------------------------------
                    5 Cell (OS568)                    OS568      $          95 $        185 $          80 $          165
                    ----------------------------------------------------------------------------------------------------
                    6 Cell (OS688)                    OS688      $         105 $        195 $          90 $          175
                    ----------------------------------------------------------------------------------------------------
                      2 LOW Cell (OS176) (special     OS176      $          75 $        165 $          65 $          150
                      order)
                    ----------------------------------------------------------------------------------------------------
                    Xpress (OS56) (special order)     OS56       $          45 $        140 $          40 $          125
                    ----------------------------------------------------------------------------------------------------
                    Xpress (OS56-7)                   OS56-7     $          45 $        140 $          40 $          125
------------------------------------------------------------------------------------------------------------------------
Modules (2)         Supply Drawer (OSD24)             OSD24      $           5 $          5 $           5 $            5
                    ----------------------------------------------------------------------------------------------------
                    Cath Rack (OCR48)                 OCR48      $          15 $         15 $          15 $           15
                    ----------------------------------------------------------------------------------------------------
                    Suture Rack (OSR24)               OSR24      $          15 $         15 $          15 $           15
                    ----------------------------------------------------------------------------------------------------
                    Mag Card Reader (MCR 100)         MCR100     $           5 $          5 $           5 $            5
                    ----------------------------------------------------------------------------------------------------
                    Locking Drawer (OLL12)            OLL12      $           5 $          5 $           5 $            5
                    ----------------------------------------------------------------------------------------------------
                    Sensing Drawer (OSL12)            OSL12      $           5 $          5 $           5 $            5
                    ----------------------------------------------------------------------------------------------------
                    Return Drawer (ORD10)             ORD10      $           5 $          5 $           5 $            5
                    ----------------------------------------------------------------------------------------------------
                    Guiding Drawer (OGD24)            OGD24      $           5 $          5 $           5 $            5
------------------------------------------------------------------------------------------------------------------------
Cabinet Options     OmniSupplier PLUS Option (OS2U)   OS2U       $           5 $          5 $           5 $            5
                    ----------------------------------------------------------------------------------------------------
                    OmniSupplier RX Option (OS-RXU)   OS-RXU     $      -      $      -     $      -      $      -
                    ----------------------------------------------------------------------------------------------------
                    MOV Option (OS-MOV)               OS-MOV     $      -      $      -     $      -      $      -
                    ----------------------------------------------------------------------------------------------------
                    OmniSupplier Printer (OSP)        OSP        $           5 $          5 $           5 $            5
------------------------------------------------------------------------------------------------------------------------
OmniCenter          OmniCenter (XPC 100)              XPC100     $          80 $         75 $          70 $           70
                    ----------------------------------------------------------------------------------------------------
                      OmniCenter Supply Option        XPC-SP     $          40 $         40 $          35 $           35
                      (XPC-SP)
                    ----------------------------------------------------------------------------------------------------
                      OmniCenter RX Option XPC-RX     XPC-RX     $          40 $         40 $          35 $           35
                    ----------------------------------------------------------------------------------------------------
                      OmniCenter Cath Option (XPC-CL) XPC-CL     $          20 $         20 $          15 $           15
                    ----------------------------------------------------------------------------------------------------
                      OmniXpress Option (XPC-XP)      XPC-XP     $          10 $         10 $          10 $           10
                    ----------------------------------------------------------------------------------------------------
                    Transaction Processor (TPC 100)   TPC100     $          60 $         55 $          50 $           50
                    ----------------------------------------------------------------------------------------------------
                    Network Workstation (NPC 100)     NPC100     $          80 $         75 $          70 $           70
                    ----------------------------------------------------------------------------------------------------
                    Partner Processor (PPC 100)       PPCl00     $          60 $         55 $          50 $           50
                    ----------------------------------------------------------------------------------------------------
                    OmniSupplier PC Box (OSPC)        OSPC       $          25 $         25 $          20 $           20
                    ----------------------------------------------------------------------------------------------------
                    OmniSupplier Aux. Box (OSAX)      OSAX       $          10 $         10 $          10 $           10
------------------------------------------------------------------------------------------------------------------------


PRICE LIST FOOTNOTES

(1) 4 Cell, 5 Cell and 6 Cell cabinets are sold factory shipped and bundled. Auxiliary units ordered for installed units will be priced using the auxiliary prices. The standard bundled configurations are:
* 4 Cell = 2 Cell + 2 Cell Auxiliary
* 5 Cell = 3 Cell + 2 Cell Auxiliary
* 6 Cell = 3 Cell + 3 Cell Auxiliary

(2)      Prices for modules are factory installed.
         Modules sold for installation in the field %% ill incur a $500 field installation charge.
         This charge can be added to the purchase price or a $12 charge can be added to the 60 month rental price.

           EXHIBIT A ATTACHMENT TO PURCHASE ORDER #950327 TO OMNICELL
                        TECHNOLOGIES, INC. DATED 5/27/98

                                    EXHIBIT A

                                                                                                                   DIFFERENCE
 LEASE NUMBER              CUSTOMER NAME                TERM        PAYMENT      AMOUNT AT    AMOUNT ORIGINALLY       OWED
                                                                                    9.5%        PAID OMNICELL       OMNICELL
0241202         Memorial Mission Hospital, Inc.          60           1,564.00     74,469.59           70,309.68      4,159.91
0241203         Memorial Mission Hospital, Inc.          60           4,498.00    214,171.49          202,207.76     11,963.73
0241204         Memorial Mission Hospital, Inc.          60           1,445.00     68,803.43           64,961.03      3,842.40
0241206         Memorial Mission Hospital, Inc.          60           3,297.00    156,986.09          148,216.76      8,769.33
0241207         Memorial Mission Hospital, Inc.          60           1,234.00     58,756.70           55,474.52      3,282.18
0241208         Memorial Mission Hospital, Inc.          60             617.00     29,378.35           27,737.26      1,641.09
0241209         Memorial Mission Hospital, Inc.          60             288.00     13,713.07           12,947.05        766.02
0241210         Memorial Mission Hospital, Inc.          60             205.00      9,761.04            9,215.78        545.26
0297802         Sedona Medical Center, Inc.              60             680.00     32,378.08           30,569.43      1,808.65
0353701         Monmouth Medical Center Inc.             48           4,652.00    185,167.96          175,018.82     10,149.14
0361301         St. Mary's Hospital of Richmon           60           1,150.92     54,800.86           51,156.68      3,644.18
0361302         St. Mary's Hospital of Richmon           60           4,717.42    224,619.14          205,109.10     19,510.04
0361304         St. Mary's Hospital of Richmon           60           3,597.04    171,272.44          161,705.07      9,567.37
0361305         St. Mary's Hospital of Richmon           60           1,908.00     90,849.09           85,774.21      5,074.88
0361306         St. Mary's Hospital of Richmon           60             540.40     25,731.05           24,293.70      1,437.35
0361307         St. Mary's Hospital of Richmon           60             700.88     33,372.28           31,508.09      1,864.19
0361308         St. Mary's Hospital of Richmon           60           1,417.16     67,477.83           63,708.48      3,769.35
0361309         St. Mary's Hospital of Richmon           60           1,125.00     53,566.68           50,574.42      2,992.26
0361310         St. Mary's Hospital of Richmon           60             358.00     17,046.11           16,093.90        952.21
0361311         St. Mary's Hospital of Richmon           60             950.40     45,253.13           42,725.26      2,527.87
0361501         Marcus J. Lawrence Medical Ct            60           2,190.00    104,276.47           97,342.25      6,934.22
0361502         Marcus J. Lawrence Medical Ct            60             435.00     20,712.45           19,555.44      1,157.01
0371701         Ball Memorial Hospital Inc.              60           2,160.00    102,848.03           97,102.88      5,745.15
0371702         Ball Memorial Hospital Inc.              60           3,936.00    187,411.96          176,943.03     10,468.93
0374701         Richmond Memorial Hospital               60           2,035.84     96,936.17           91,521.26      5,414.91
0374702         Richmond Memorial Hospital               60           1,907.30     90,815.76           85,742.74      5,073.02
0374901         Memorial Health System Inc.              60           4,555.00    216,885.54          204,770.20     12,115.34
0374902         Memorial Health System Inc.              60           2,296.00    109,323.64          103,216.77      6,106.87
0374903         Memorial Health System Inc.              60           3,587.00    170,794.39          161,253.72      9,540.67
0374904         Memorial Health System Inc.              60           1,685.00     80,230.98           75,749.24      4,481.74
0375601         University of Arkansas For Me            60           2,154.00    102,562.34           96,833.15      5,729.19
0375602         University of Arkansas For Me            57             637.67     29,161.19           27,602.90      1,558.29
0375603         University of Arkansas For Me            56           1,593.22     71,842.88           68,062.35      3,780.53
0375604         University of Arkansas For Me            54             602.37     26,384.87           25,039.71      1,345.16
0389101         Tenet Healthcare Corporation             48           8,778.78    349,430.09          333,365.04     16,065.05
                                                                     ---------  ------------        ------------    ----------

                                              Total                  73,498.40  3,387,191.15        3,193,407.68    193,783.47
                                                                     ---------  ------------        ------------    ----------
                                                                     ---------  ------------        ------------    ----------

Rate:                 0.095


                                       1.

                               TABLE OF CONTENTS

                                                                     PAGE
Quantity Discount(s)....................................................1

Basic Discount(s).......................................................1

Non-Validation Discount.................................................1

Combination Commitment Discount.........................................1

Discounts on Service....................................................1

Temporary Price Reductions (Promotions(s))..............................2

6 Month Promotional Discount............................................2

Drawer Promotional Period...............................................2

Prompt Payment Discount.................................................2

End of Contract-Additional Discount (Aggregate).........................2

Small Requirement (Minimum Order).......................................2

FOB Point...............................................................3

Delivery Time...........................................................3

Emergency Delivery......................................................3

Foreign Items...........................................................3

Return/Exchange Goods Policy............................................3

Warranty................................................................3

Installation............................................................6

Electrical, Communications and Data Requirements........................6

Environmental Requirements..............................................7

Equipment and Inventory Requirements....................................7

Configuration...........................................................7

Training................................................................8

System Administrator Training...........................................8

Travel and Expenses.....................................................8

Bio-Med Training........................................................9

Train the Trainer Program...............................................9

Service Agreement......................................................10

Basic Service Plan.....................................................10

Extended Service Plan..................................................10

Additional Service.....................................................11


                                       i.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                     PAGE
Additional Available Fee-Based Services................................11

Acceptance of Government Credit Cards..................................11

Tracking Customer and Price/Discount Relationship......................12

Summary-Premier Offer for Dual Supply Contract.........................12

Summary-Government Offer for Non-exclusive Pharmacy Contract...........13

Cumulative Discount and Value of Incentives............................13

Discount (s) Off Price List............................................13

Value of Warranty as a Discount........................................14

Value of Shipping as a Discount........................................14

Value of T&E as a Discount.............................................15

Total Discount to Government...........................................15

Net Discount Models....................................................16

OmniCell Contract Term Additions.......................................19

Purchase Terms.........................................................19

Additional Equipment...................................................19

Loss and Damage........................................................19

Limitation of Liability................................................19

Software...............................................................20

Use of Information.....................................................20

Other Rights...........................................................20

Notices................................................................20

Mandatory Training.....................................................20

Basis for Price Negotiations M-FSS-330.................................21

Requirement for Certification of Procurement Integrity 52.203-8........22


                                      ii.